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                      SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, DC 20549

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                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Date of Report (date of earliest event reported)         December 10, 1996
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                           OXIS INTERNATIONAL, INC.
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              (Exact Name of Registrant as Specified in Charter)


         DELAWARE                      0-8092                  94-1620407
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(STATE OR OTHER JURISDICTION   (COMMISSION FILE NUMBER)      (IRS EMPLOYER
    OF INCORPORATION)                                    IDENTIFICATION NUMBER)


       6040 N. Cutter Circle, Suite 317, Portland, OR         97217
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       (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)             (ZIP CODE)


Registrant's telephone number, including area code. (503) 283-3911
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         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


                                                   Exhibit Index at page:   5
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ITEM 5.   OTHER EVENTS
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     (a)  On and after December 10, 1996, OXIS International, Inc. (the
"Company" or "OXIS") closed a private placement of Common Stock and Series E Preferred Stock for an aggregate of $1,100,000. The Series E Preferred Stock is convertible into shares of common stock at a conversion rate based on market trading prices of the Company's Common Stock (subject to adjustment under certain circumstances). The Company additionally agreed to the issuance of a Warrant (the "Warrant") to the placement agent for the foregoing offering for an aggregate of 105,778 shares of Common Stock.

          All of the securities mentioned in this report (including the underlying shares of Common Stock) have not been registered under the Securities Act of 1933, as amended (the "Securities Act"). The foregoing securities may not be offered or sold in the United States nor may the Warrant be exercised in the United States absent registration under the Securities Act or an applicable exemption from such registration requirements. The Company has agreed to register the shares of Common Stock issued and the Common Stock issuable upon conversion of Series E Preferred Stock and the shares of stock issuable upon exercise of the Warrant for resale under the Securities Act.

     (b) The Company is continuing pursuit of a public offering of its Common Stock in France on the newly opened French stock market, Le Nouveau Marche, subject to obtaining appropriate authorization from the French stock market regulatory authorities.

          A copy of the press release with respect to the sale of Common Stock and Series E Preferred Stock and the other matters discussed herein is attached as an exhibit to this report. A copy of each of the form of Securities Subscription Agreement, the Certificate of Designations, Preferences and Rights of Series E Preferred Stock, the form of the Registration Rights Agreement executed in connection with such offering, and the form of the Warrant to be issued to the placement agent are attached as exhibits to this report.

          Certain of the statements made in this report and in the attached press release are forward looking statements that are based on current expectations which involve a number of uncertainties, including the Company's ability to enter the Le Nouveau Marche stock market, and to further advance the Company's products. The events described herein may not occur in a timely manner, or at all. Accordingly, the Company's future activities may differ materially from those projected in the forward-looking statements.

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ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
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     (c)  Exhibits


99.1  Press Release, dated December 20, 1996.

99.2  Form of Securities Subscription Agreement, dated December 10, 1996.

99.3 Certificate of Designations, Preferences and Rights of Series E Preferred Stock filed December 9, 1996.

99.4  Registration Rights Agreement, dated December 10, 1996.

99.5  Stock Purchase Warrant to be issued to placement agent.

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                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       OXIS INTERNATIONAL, INC.
                                       (Registrant)


Dated: December 30, 1996               By:    /s/Jon S. Pitcher
                                              ---------------------------
                                       Name:  Jon S. Pitcher
                                              ---------------------------
                                       Title: Chief Financial Officer and
                                              ---------------------------
                                              Vice President
                                              ---------------------------

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                                 EXHIBIT INDEX
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   Exhibit No.                    Description
   -----------                    -----------
      99.1           Press Release dated December 30, 1996.

      99.2           Form of Securities Subscription Agreement dated
                     December 10, 1996

      99.3           Certificate of Designations, Preferences and
                     Rights of Series E Preferred Stock

      99.4           Registration Rights Agreement dated December 10, 1996

      99.5 Form of Stock Purchase Warrant to be issued to placement agent

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